SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 12, 2003

                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
















ITEM  5.  OTHER  EVENTS
     On December 8, 2003, the Board of Directors of Green Mountain Power Corporation (the "Company") approved changes to the Company's Bylaws, as set forth in Exhibit 3 hereto.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO-FORMA  FINANCIAL  INFORMATION AND EXHIBITS
     (C)  EXHIBITS

3     Bylaws  of  the  Company,  as  amended  through  December  8,  2003



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                                         Registrant
DATED:  December  12,  2003          By:/s/ROBERT  J.  GRIFFIN
                                     -------------------------
ROBERT  J.  GRIFFIN,  VICE  PRESIDENT,
CONTROLLER  AND  TREASURER

DATED:  December  12,  2003          By:/s/ROBERT  J.  GRIFFIN
                                     -------------------------
ROBERT  J.  GRIFFIN,  VICE  PRESIDENT,
CONTROLLER  AND  TREASURER
                              (AS  PRINCIPAL  FINANCIAL  OFFICER)